SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of May 1, 2006 providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-4)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

______________________________________________________________________________

Delaware	333-131136	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On July 25, 2006, Citigroup Mortgage Loan Trust Inc. (the “Depositor”) entered into Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of May 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Depositor, CitiMortgage, Inc. as master servicer and trust administrator (the “Master Servicer” and the “Trust Administrator”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (the “Paying Agent,” the “Certificate Registrar” and the “Authenticating Agent”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Citigroup Mortgage Loan Trust 2006-4 Mortgage Pass-Through Certificates, Series 2006-4. The full text of the Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K. Any terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

SECTION 9- Financial Statements and Exhibit

Item 9.01	Financial Statements and Exhibits

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits

Exhibit No.	Description
4.2
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of May 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (the “Master Servicer” and the “Trust Administrator”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (the “Paying Agent,” the “Certificate Registrar” and the “Authenticating Agent”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Citigroup Mortgage Loan Trust 2006-4 Mortgage Pass-Through Certificates, Series 2006-4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 22, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name: Peter D. Steinmetz
Title: Vice President

Index to Exhibits

Exhibit No.	Description
4.2
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of May 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (the “Master Servicer” and the “Trust Administrator”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (the “Paying Agent,” the “Certificate Registrar” and the “Authenticating Agent”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Citigroup Mortgage Loan Trust 2006-4 Mortgage Pass-Through Certificates, Series 2006-4.